Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
On January 7, 2010, Main Street Capital Corporation (“Main Street” or “MSCC”) consummated the transactions related to the Exchange Offer and issued 1,239,695 shares of its common stock in exchange for approximately 88% of the total dollar value of Main Street Capital II, LP (“MSC II”) limited partner interests. In connection with the Exchange Offer, Main Street also funded the remaining limited partner capital commitments for the purchased limited partner interests in order to conform with the U.S. Small Business Administration (“SBA”) regulatory requirements. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II were also transferred to Main Street for no consideration. As part of the Exchange Offer transactions, Main Street transferred certain equity investments in portfolio companies which are “pass through” entities for tax purposes into a wholly owned subsidiary that is treated as a separate taxable entity. The unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements of Main Street and the historical combined financial statements of MSC II and the general partner of MSC II, and the related footnotes to those financial statements.
The following unaudited pro forma condensed combined financial information and explanatory notes illustrate the effect of the Exchange Offer and related transactions on Main Street’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the acquisition method of accounting with Main Street treated as the acquirer. Under this method of accounting, the assets and liabilities of MSC II will be recorded by Main Street at their estimated fair values as of the date of the Exchange Offer. The unaudited pro forma condensed combined financial information of Main Street and MSC II reflects the unaudited condensed combined balance sheet as of September 30, 2009 and the unaudited condensed combined income statements for the year ended December 31, 2008 and the nine months ended September 30, 2009. The condensed combined balance sheet as of September 30, 2009 assumes the Exchange Offer and related transactions took place on that date. The condensed combined statements of income for the year ended December 31, 2008 and for the nine months ended September 30, 2009 assume the Exchange Offer and related transactions took place on January 1, 2008.
The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on investment income, earnings or cash flows, expense efficiencies, new investments or redeemed investments, and share issuances or repurchases, among other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary significantly from the final purchase price allocation determined subsequent to the Exchange Offer.

MAIN STREET CAPITAL CORPORATION
Pro Forma Condensed Combined Balance Sheet
Unaudited
September 30, 2009

	MSCC and
	Consolidated		Pro Forma
	Subsidiaries	MSC II	Adjustments		Pro Forma

Assets
Investments — core portfolio	$123,458,723	$68,117,738	$—		$191,576,461
Investment in affiliated Investment Manager	16,340,706	—	(13,959,139)	(1)	2,381,567
Marketable securities and idle funds investments	39,912,232	8,271,411	(12,000,000)	(8)	36,183,643
Cash and cash equivalents	8,216,699	5,420,353	(250,000)	(2)	36,287,052
			(1,100,000)	(9)
			24,000,000	(8)
Other assets	3,701,912	2,772,210	(2,076,898)	(3)	4,397,224

Total assets	$191,630,272	$84,581,712	$(5,386,037)		$270,825,947

Liabilities, Net Asset Value and Noncontrolling Interest
SBIC debentures	$55,000,000	$70,000,000	$(16,459,247)	(3)	$108,540,753
Bank line of credit	—	—	12,000,000	(8)	12,000,000
Other liabilities	7,567,447	453,759	251,447	(4)	8,272,653

Total liabilities	62,567,447	70,453,759	(4,207,800)		128,813,406

Total net asset value	129,062,825	14,127,953	(4,437,300)	(6)	138,753,478
Noncontrolling interest	—	—	3,259,063	(5)	3,259,063

Total net asset value and noncontrolling interest	129,062,825	14,127,953	(1,178,237)		142,012,541

Total liabilities, net asset value and noncontrolling interest	$191,630,272	$84,581,712	$(5,386,037)		$270,825,947

Net Asset Value Per Share	$12.01				$11.57

MAIN STREET CAPITAL CORPORATION
Pro Forma Condensed Combined Income Statement
Unaudited
Year Ended December 31, 2008

	MSCC and
	Consolidated		Pro Forma
	Subsidiaries	MSC II	Adjustments		Pro Forma

Interest, fee and dividend income	$15,967,197	$8,962,776	$—		$24,929,973
Interest from marketable securities, idle funds and other	1,328,229	139,801	240,000	(11)	1,708,030

Total investment income	17,295,426	9,102,577	240,000		26,638,003

Interest	(3,777,919)	(3,319,480)	(360,000)	(11)	(7,292,222)
			165,177	(3)

General and administrative	(1,684,084)	(178,198)	—		(1,862,282)
Expenses reimbursed to affiliated Investment Manager	(1,006,835)	(3,325,200)	—		(4,332,035)
Share-based compensation	(511,452)	—	—		(511,452)

Total expenses	(6,980,290)	(6,822,878)	(194,823)		(13,997,991)

Net investment income	10,315,136	2,279,699	45,177		12,640,012

Net realized gain (loss)	1,397,494	(1,973,970)	—		(576,476)
Net unrealized depreciation — investment portfolio	(3,011,718)	(3,882,491)	—		(6,894,209)
Net unrealized depreciation — investment in affiliated Investment Manager	(949,374)	—	835,449	(12)	(113,925)
Income tax (provision) benefit	3,182,401	—	408,432	(4)	3,590,833
Bargain purchase gain	—	—	3,715,496	(6)(d)	3,715,496

Net increase (decrease) in net assets resulting from operations	10,933,939	(3,576,762)	5,004,554		12,361,731
Noncontrolling interest	—	—	360,378	(10)	360,378

Net increase (decrease) in net assets resulting from operations, net of noncontrolling interest	$10,933,939	$(3,576,762)	$5,364,932		$12,722,109

Net investment income per share, net of noncontrolling interest	$1.13				$1.20

Net realized income per share, net of noncontrolling interest	$1.29				$1.16

Net increase (decrease) in net assets resulting from operations per share, net of noncontrolling interest	$1.20				$1.23

Weighted average shares outstanding	9,095,904	—	1,239,695	(7)	10,335,599

MAIN STREET CAPITAL CORPORATION
Pro Forma Condensed Combined Income Statement
Unaudited
Nine Months Ended September 30, 2009

	MSCC and
	Consolidated		Pro Forma
	Subsidiaries	MSC II	Adjustments		Pro Forma

Interest, fee and dividend income	$10,380,048	$6,487,873	$—		$16,867,921
Interest from marketable securities, idle funds and other	1,314,045	200,186	135,000	(11)	1,649,231

Total investment income	11,694,093	6,688,059	135,000		18,517,152

Interest	(2,830,325)	(2,924,791)	(270,000)	(11)	(5,856,907)
			168,209	(3)

General and administrative	(1,061,928)	(118,219)	—		(1,180,147)
Expenses reimbursed to affiliated Investment Manager	(306,175)	(2,493,900)	—		(2,800,075)
Share-based compensation	(767,218)	—	—		(767,218)

Total expenses	(4,965,646)	(5,536,910)	(101,791)		(10,604,347)

Net investment income	6,728,447	1,151,149	33,209		7,912,805

Net realized gain	1,478,834	474,880	—		1,953,714
Net unrealized appreciation (depreciation) — investment portfolio	1,646,556	(6,616,884)	—		(4,970,328)
Net unrealized appreciation (depreciation) — investment in affiliated Investment Manager	(334,920)	—	715,412	(12)	380,492
Income tax (provision) benefit	789,564	—	(659,879)	(4)	129,685

Net increase (decrease) in net assets resulting from operations	10,308,481	(4,990,855)	88,742		5,406,368
Noncontrolling interest	—	—	657,903	(10)	657,903

Net increase (decrease) in net assets resulting from operations, net of noncontrolling interest	$10,308,481	$(4,990,855)	$746,645		$6,064,271

Net investment income per share, net of noncontrolling interest	$0.69				$0.70

Net realized income per share, net of noncontrolling interest	$0.84				$0.88

Net increase (decrease) in net assets resulting from operations per share, net of noncontrolling interest	$1.05				$0.55

Weighted average shares outstanding	9,788,226	—	1,239,695	(7)	11,027,921

MAIN STREET CAPITAL CORPORATION
PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment (a) (b)	Industry	Principal (f)	Cost (f)	Fair Value

Control Investments (c)

Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	$7,666,667	$7,402,554	$4,850,000
Warrants (Fully diluted 30.5%)			244,560	—

			7,647,114	4,850,000

Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2011)	Group	2,625,000	2,610,188	2,625,000
Member Units (g) (Fully diluted 42.3%)			41,837	1,390,000

			2,652,025	4,015,000

California Healthcare Medical Billing, Inc.	Healthcare Billing and Records
12% Secured Debt (Maturity — October 17, 2013)	Management	2,303,000	1,913,621	2,080,908
Common Stock (Fully diluted 9.8%)			637,000	1,225,000
Warrants (Fully diluted 19.6%)			392,000	1,845,667

			2,942,621	5,151,575

CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity — December 31, 2013)	IT Certification	2,800,000	2,735,525	2,800,000
10% Secured Debt (Maturity — March 31, 2012)	Training Videos	1,525,000	1,525,000	1,525,000
10% Secured Debt (Maturity — March 31, 2010)		100,000	100,000	100,000
Member Units (g) (Fully diluted 40.8%)			499,200	2,316,667

			4,859,725	6,741,667

Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	4,000,000	3,950,539	3,950,539
Class B Member Units (Non-voting)			262,503	262,503
Member Units (Fully diluted 70.0%)			2,000,000	1,850,000

			6,213,042	6,063,042

Condit Exhibits, LLC	Tradeshow Exhibits/
13% current / 5% PIK Secured Debt (Maturity — July 1, 2013)	Custom Displays	4,123,076	4,067,336	4,067,336
Warrants (Fully diluted 46.9%)			500,000	50,000

			4,567,336	4,117,336

Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	3,000,000	2,981,330	3,000,000
13% Secured Debt (Maturity — August 31, 2012)		3,000,000	2,798,768	2,950,000
Member Units (g) (Fully diluted 46.0%)			1,180,000	5,900,000
Warrants (Fully diluted 21.0%)			400,000	2,700,000

			7,360,098	14,550,000

Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,100,000	1,076,519	1,076,519
Member Units (g) (Fully diluted 59.2%)			550,000	1,120,000

			1,626,519	2,196,519

Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		2,995,244	2,953,861	2,953,861
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		350,000	337,667	337,667
Member Units (Fully diluted 85.1%)			4,100,000	6,620,000

			7,391,528	9,911,528

Indianapolis Aviation Partners, LLC	FBO / Aviation Support Services
12% Secured Debt (Maturity — September 15, 2014)		4,700,000	4,236,499	4,236,499
Warrants (Fully diluted 30.2%)			1,129,285	1,129,285

			5,365,784	5,365,784

MAIN STREET CAPITAL CORPORATION
PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment (a) (b)	Industry	Principal (f)	Cost (f)	Fair Value

Control Investments (c)

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		2,610,000	2,591,211	2,612,167
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		2,628,087	2,585,488	2,630,686
Member Units (g) (Fully diluted 60.8%)			940,000	725,000

			6,116,699	5,967,853

Mid-Columbia Lumber Products, LLC
Prime Plus 1% Secured Debt (Maturity — June 30, 2010)	Specialized Lumber Products	375,000	372,500	372,500
12% Secured Debt (Maturity — December 18, 2011)		3,900,000	3,690,378	3,690,378
Member Units (Fully diluted 26.7%)			500,000	300,000
Warrants (Fully diluted 25.5%)			250,000	290,000

			4,812,878	4,652,878

NAPCO Precast, LLC	Precast Concrete
18% Secured Debt (Maturity — February 1, 2013)	Manufacturing	5,923,077	5,832,742	5,923,076
Prime Plus 2% Secured Debt (Maturity — February 1, 2013) (h)		3,384,615	3,360,369	3,384,616
Member Units (g) (Fully diluted 35.3%)			2,020,000	5,120,000

			11,213,111	14,427,692

OMi Holdings, Inc.	Manufacturer of
12% Secured Debt (Maturity — April 1, 2013)	Overhead Cranes	10,570,000	10,489,530	10,489,530
Common Stock (Fully diluted 48.0%)			1,500,000	650,000

			11,989,530	11,139,530

Quest Design & Production, LLC	Design and Fabrication
Prime plus 2% Secured Debt (Maturity — June 30, 2014)	of Custom Display	60,000	60,000	60,000
10% Secured Debt (Maturity — June 30, 2014)	Systems	600,000	465,060	600,000
0% Secured Debt (Maturity — June 30, 2014)		2,060,000	2,060,000	1,460,000
Warrants (Fully diluted 40.0%)			1,595,858	—
Warrants (Fully diluted 20.0%)			40,000	—

			4,220,918	2,120,000

The MPI Group, LLC	Manufacturer of Custom
9% Secured Debt (Maturity — October 2, 2013)	Hollow Metal Doors,	200,000	198,459	198,459
12% Secured Debt (Maturity — October 2, 2013)	Frames and Accessories	5,000,000	4,775,870	4,775,870
Warrants (Fully diluted 29.7%)			695,943	394,000
Warrants (Fully diluted 17.4%)			200,000	229,000

			5,870,272	5,597,329

Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration
13% current / 5% PIK Secured Debt (Maturity — September 25, 2014)	Products and Services	5,504,583	5,416,242	5,416,242
Prime plus 2% Secured Debt (Maturity — September 25, 2014) (h)		1,750,000	1,736,289	1,736,289
Warrants (Fully diluted 50.0%)			1,000,000	1,000,000

			8,152,531	8,152,531

Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 17, 2012) (h)	and Shoring Equipment	2,590,270	2,572,911	2,572,911
13% current / 5% PIK Secured Debt (Maturity — August 17, 2012)		10,391,311	10,255,783	65,422
Member Units (Fully diluted 57.1%)			3,052,502	—

			15,881,196	2,638,333

MAIN STREET CAPITAL CORPORATION
PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment (a) (b)	Industry	Principal (f)	Cost (f)	Fair Value

Control Investments (c)

Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (g) (Fully diluted 39.6%)			905,743	1,390,000

Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	9,400,000	9,027,078	8,050,000
Common Stock (Fully diluted 22.3%)	Signage		930,000	—
Warrants (Fully diluted 28.0%)			400,000	—

			10,357,078	8,050,000

Ziegler’s NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity — October 1, 2013) (h)		1,000,000	991,650	991,650
13% current / 5% PIK Secured Debt (Maturity — October 1, 2013)		4,680,906	4,615,670	4,615,670
Warrants (Fully diluted 47.6%)			600,000	600,000

			6,207,320	6,207,320

Other			1,964,785	1,964,787

Subtotal Control Investments			138,317,853	135,270,704

MAIN STREET CAPITAL CORPORATION
PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment (a) (b)	Industry	Principal (f)	Cost (f)	Fair Value

Affiliate Investments (d)

American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010) (h)	Industrial Sensors	3,800,000	3,800,000	3,800,000
Warrants (Fully diluted 19.6%)			49,990	820,000

			3,849,990	4,620,000

Audio Messaging Solutions, LLC	Audio Messaging
12% Secured Debt (Maturity — May 8, 2014)	Services	5,684,000	5,264,024	5,264,024
Warrants (Fully diluted 8.4%)			358,400	633,333

			5,622,424	5,897,357

Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	11,979,859	11,598,100	—
Member Units (Fully diluted 21.3%)			1,000,000	—

			12,598,100	—

Compact Power Equipment Centers, LLC	Light to Medium Duty
12% Secured Debt (Maturity — September 23, 2014)	Equipment Rental	529,412	534,026	534,026
Member Units (Fully diluted 11.5%)			1,147	1,147

			535,173	535,173

East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			200,000	569,231

Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Coating Services	100,000	100,000	100,000
Prime plus 2% Secured Debt (Maturity — July 18, 2013)		200,000	200,000	200,000
Member Units (g) (Fully diluted 11.1%)			335,000	3,165,000

			635,000	3,465,000

KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	5,250,000	5,110,545	5,110,545
8% Secured Debt (Maturity — March 1, 2010)	Industrial Products	250,000	250,000	250,000
8% Secured Debt (Maturity — March 31, 2010)		600,000	600,000	600,000
Member Units (g) (Fully diluted 19.3%)			250,000	360,000

			6,210,545	6,320,545

Laurus Healthcare, LP	Healthcare Facilities / Services
13% Secured Debt (Maturity — May 7, 2012)		2,275,000	2,275,000	2,275,000
Warrants (Fully diluted 17.5%)			105,000	4,400,000

			2,380,000	6,675,000

Lighting Unlimited, LLC	Commercial and Residential
Prime Plus 1% Secured Debt (Maturity — August 22, 2012) (h)	Lighting Products and	1,233,333	1,225,742	1,225,742
14% Secured Debt (Maturity — August 22, 2012)	Design Services	1,600,000	1,545,081	1,545,081
Warrants (Fully diluted 15.0%)			50,000	50,000

			2,820,823	2,820,823

MAIN STREET CAPITAL CORPORATION
PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment (a) (b)	Industry	Principal (f)	Cost (f)	Fair Value

Affiliate Investments (d)

National Trench Safety, LLC	Trench & Traffic
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	435,966	435,968	435,968
Member Units (Fully diluted 11.7%)			1,792,308	1,910,000
			2,228,276	2,345,968

Olympus Building Services, Inc.	Custodial/Facilities
12% Secured Debt (Maturity — March 27, 2014)	Services	3,150,000	2,863,776	3,050,000
Warrants (Fully diluted 22.5%)			250,000	666,667

			3,113,776	3,716,667

Pulse Systems, LLC	Manufacturer of Components
Warrants (Fully diluted 7.4%)	for Medical Devices		132,856	450,000

Schneider Sales Management, LLC	Sales Consulting
13% Secured Debt (Maturity — October 15, 2013)	and Training	3,300,000	3,196,337	3,196,337
Warrants (Fully diluted 20.0%)			75,000	—

			3,271,337	3,196,337

Walden Smokey Point, Inc.	Specialty Transportation/
14% current / 4% PIK Secured Debt (Maturity — December 30, 2013)	Logistics	8,243,555	8,101,727	8,101,727
Common Stock (Fully diluted 12.6%)			1,000,000	1,500,000

			9,101,727	9,601,727

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — April 22, 2011)	Information Services	646,225	644,638	644,638
Common Stock (Fully diluted 9.9%)			296,631	100,000

			941,269	744,638

Subtotal Affiliate Investments			53,641,296	50,958,466

MAIN STREET CAPITAL CORPORATION
PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment (a) (b)	Industry	Principal (f)	Cost (f)	Fair Value

Non-Control/Non-Affiliate Investments(e):

Hayden Acquisition, LLC	Manufacturer of
8% Secured Debt (Maturity — August 9, 2010)	Utility Structures	1,800,000	1,781,303	360,000

Support Systems Homes, Inc.	Manages Substance
15% Secured Debt (Maturity — August 21, 2018)	Abuse Treatment Centers	576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty
7% Secured Debt (Maturity — November 30, 2009)	Cutting Tools and Punches	1,060,000	1,059,411	1,059,411
13.5% Secured Debt (Maturity — January 16, 2015)		3,350,000	3,307,580	3,351,280

			4,366,991	4,410,691

Subtotal Non-Control/Non-Affiliate Investments			6,724,894	5,347,291

Total Core Portfolio Investments, September 30, 2009			$198,684,043	$191,576,461

(a)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(b)	See Note D for summary geographic location of portfolio companies.

(c)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(d)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(e)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(f)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(g)	Income producing through payment of dividends or distributions.

(h)	Subject to contractual minimum interest rates.

MAIN STREET CAPITAL CORPORATION
Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)
Note A: Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information of Main Street and MSC II reflects the unaudited pro forma condensed combined balance sheet as of September 30, 2009 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2008 and the nine months ended September 30, 2009. Main Street issued 1,239,695 shares of its common stock in exchange for approximately 88% of the total dollar value of MSC II limited partner interests, representing a purchase price of approximately $19.9 million. The purchase price was calculated based upon a price of Main Street common stock of $16.08 per share at closing of the Exchange Offer. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II were also transferred to Main Street for no consideration.
The Exchange Offer will be accounted for as an acquisition of MSC II by Main Street in accordance with the acquisition method of accounting as detailed in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 805, Business Combinations (“ASC 805”). The fair value of the consideration paid is allocated to the assets acquired and liabilities assumed based on their fair values as of the date of acquisition. As described in more detail in ASC 805, goodwill, if any, is recognized as of the acquisition date, for the excess of the consideration transferred over the fair value of identifiable net assets acquired. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess is recognized as a bargain purchase gain. In connection with the Exchange Offer, the estimated fair value of the MSC II net assets acquired is anticipated to exceed the stock consideration issued, resulting in a bargain purchase gain that will be recorded by Main Street in the period in which the Exchange Offer is completed.
Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, Main Street is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to Main Street. Main Street’s financial statements include the accounts of Main Street Mezzanine Fund, LP (the “Fund”), its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), and Main Street Equity Interests, Inc. (“MSEI”). Main Street’s wholly owned subsidiary, Main Street Capital Partners, LLC (the “Investment Manager”), is accounted for as a portfolio investment, since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for entities other than Main Street. All intercompany balances and transactions have been eliminated in consolidation.
Main Street will determine the value of the assets acquired under the guidance of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). Under ASC 820, investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company’s historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for these investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street’s ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. The fair value determination of each portfolio investment will require one or more of the following unobservable inputs:
•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;
•	Current and projected financial condition of the portfolio company;
•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;
•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;
•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);
•	Pending debt or capital restructuring of the portfolio company;
•	Projected operating results of the portfolio company;
•	Current information regarding any offers to purchase the investment;
•	Current ability of the portfolio company to raise any additional financing as needed;
•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;
•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;
•	Qualitative assessment of key management;
•	Contractual rights, obligations or restrictions associated with the investment; and
•	Other factors deemed relevant.
ASC 820 classifies the inputs used to measure fair value into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).
Level 1 — Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).
Level 2 — Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:
•	Quoted prices for similar assets in active markets (for example, investments in restricted stock);
•	Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);
•	Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and
•	Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.
Level 3 — Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).
As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Changes in the observability of valuation inputs may result in a reclassification for certain investments. All of the core portfolio investments held by Main Street and MSC II are level 3 assets.
Main Street will determine the value of the SBIC debentures assumed upon closing of the Exchange Offer by adopting the fair value option provisions of ASC 825, Financial Instruments, relating to accounting for debt obligations at their fair value. Main Street will use the income approach to determine the fair value of the SBIC debentures based on the discounted future interest and principal payments that will be made on the SBIC debt facility.

The unaudited pro forma condensed combined financial information includes preliminary estimated adjustments to record the assets and liabilities of MSC II at their respective estimated fair values and represents Main Street’s estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the Exchange Offer is completed and after completion of a final analysis to determine the estimated fair values of MSC II’s assets and liabilities. Accordingly, the final purchase accounting adjustments may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets and other items related to MSC II as compared to the information shown in this document may change the amount of the purchase price recognized as a bargain purchase gain in accordance with ASC 805.
The unaudited pro forma condensed combined financial information presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Exchange Offer been completed at the beginning of the applicable period presented, nor the impact of possible business model changes as a result of current market conditions which may impact investment income, earnings or cash flows, expense efficiencies, new investments or redeemed investments, share issuances or repurchases and other factors. Additionally, the unaudited pro forma condensed combined financial information is not indicative of the results of operations in future periods or the future financial position of the combined company.
Note B: Preliminary Purchase Accounting Allocations
The unaudited pro forma condensed combined financial information for the Exchange Offer includes the unaudited pro forma condensed combined balance sheet as of September 30, 2009 assuming the Exchange Offer and related transactions were completed on September 30, 2009. The unaudited pro forma condensed combined income statements for the year ended December 31, 2008 and for the nine months ended September 30, 2009, were prepared assuming the Exchange Offer and related transactions were completed on January 1, 2008.
The unaudited pro forma condensed combined financial information reflects the issuance of approximately 1.2 million shares of Main Street common stock in connection with the Exchange Offer.

The Exchange Offer will be accounted for using the acquisition method of accounting under ASC 805. Accordingly, Main Street will aggregate the value of the stock consideration issued to acquire the majority of the limited partner interests in MSC II with the fair value of the noncontrolling limited partner interests in MSC II. Main Street will then compare the total value of the stock consideration issued and noncontrolling interest value against the fair value of MSC II’s identifiable assets and liabilities as summarized in the following table:

Value of the stock consideration issued for limited partner interests acquired	$19,934,296
Fair value of noncontrolling limited partner interests	3,259,063

Total stock consideration and noncontrolling interest value	23,193,359

Fair value of MSC II assets and liabilities:
Cash and marketable securities (net of distribution to limited partners)	12,591,764
Debt investments acquired at fair value	54,932,303
Equity investments acquired at fair value	13,185,435
Other assets	695,312
SBIC debt at fair value	(53,540,753)
Tax liability assumed	(251,447)
Other liabilities	(453,759)

Total fair value of MSC II net assets	27,158,855

Bargain purchase gain	3,965,496

Estimated transaction costs associated with the Exchange Offer and expensed in the period incurred	(250,000)

Bargain purchase gain, net of estimated transaction costs	$3,715,496

Note C: Preliminary Pro Forma Adjustments
(1)	Represents the non-cash reduction to the Investment in affiliated Investment Manager to only reflect the remaining discounted value of future net cash flows from third party management fees not attributable to Main Street entities and from management fees attributable to interests in MSC II not owned by Main Street.

Investment in affiliated Investment Manager at September 30, 2009	$16,340,706
Less: discounted future cash flows for management fees not attributable to Main Street entities	(478,048)

Discounted future cash flows for management fees attributable to MSC II	15,862,658
Remaining noncontrolling interest percentage	12%
Remaining value of Investment Manager related to noncontrolling interests in MSC II	1,903,519

Adjustment required to reduce value of Investment Manager for management fees attributable to purchased interests in MSC II	$13,959,139

(2)	Represents the estimated transaction costs associated with the Exchange Offer, including external audit fees, financial advisory fees, and legal expenses.

(3)	Represents the write off of deferred financing costs including the elimination of amortizing these costs to interest expense, and the fair value adjustment to the MSC II SBIC debentures associated with the option to elect fair value accounting under ASC 825 for the acquired MSC II SBIC debentures.

(4)	Represents the impact of timing differences related to net unrealized gains on certain MSC II equity investments placed in a wholly owned taxable subsidiary.

(5)	Represents estimated fair value for the MSC II limited partner interests not acquired in the Exchange Offer.

(6)	Net Asset Value Adjustments:

Exchange Offer stock consideration	$19,934,296	(a)
MSC II historical Net Asset Value	(14,127,953	)(b)
Adjustment to investment in affiliated Investment Manager	(13,959,139	)(c)
Bargain Purchase Gain	3,715,496	(d)

Total Net Asset Value Adjustments	$(4,437,300)

(a)	Represents the value of Main Street stock issued in the Exchange Offer for the MSC II limited partners interests acquired.

(b)	Eliminate the historical net asset value of MSC II.

(c)	Represents the non-cash impact on investment in affiliated Investment Manager. See Note (1) above.

(d)	Represents the excess of the fair value of net assets acquired over the value of Main Street stock issued in the Exchange Offer plus the fair value of the noncontrolling limited partner interests. See Note B for the preliminary bargain purchase gain calculation.
(7)	Weighted average shares outstanding have been adjusted to reflect the following :

	Year Ended	Nine Months Ended
	December 31, 2008	September 30, 2009

Main Street weighted average shares outstanding	9,095,904	9,788,226
Estimated shares issued in connection with the Offer Exchange (reflected as outstanding for all periods presented)	1,239,695	1,239,695

Main Street adjusted weighted average shares outstanding	10,335,599	11,027,921

(8)	Liquidation of $12 million in Main Street marketable securities, and a draw of $12 million under Main Street’s investment credit facility in order to fund the MSC II capital commitments for limited partner interests purchased by Main Street to comply with SBA regulatory requirements.

(9)	Estimated MSC II distribution to limited partners.

(10)	Represents the net losses of MSC II attributable to the noncontrolling limited partner interests not purchased by Main Street in the Exchange Offer.

(11)	Represents the increase in interest expense from the $12 million draw under Main Street’s investment credit facility, partially offset by estimated interest income on the drawn funds. See Note (8) above.

(12)	Represents the decrease in unrealized depreciation as a result of the non-cash reduction to the Investment in affiliated Investment Manager. See Note (1) above.

Note D: Portfolio Composition
As of September 30, 2009, the pro forma combined core investment portfolio reflects debt and equity investments in 39 core portfolio companies with an aggregate fair value of $191,576,461 and a weighted average effective yield on its debt investments of approximately 14.1%. Approximately 83% of the pro forma combined core portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of the portfolio companies as of September 30, 2009. At September 30, 2009, the pro forma combined core investment portfolio reflects equity ownership in approximately 92% of the core portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 35%. The weighted average yields were computed using the effective interest rates for all debt investments at September 30, 2009, including amortization of deferred debt origination fees and accretion of original issue discount but excluding any debt investments on non-accrual status.
Summaries of the composition of the pro forma combined core investment portfolio at cost and fair value as a percentage of total core portfolio investments are shown in the following table:

Cost:	September 30, 2009
First lien debt	76.4%
Equity	12.5%
Second lien debt	6.4%
Equity warrants	4.7%

100.0%

Fair Value:	September 30, 2009
First lien debt	65.5%
Equity	17.2%
Equity warrants	10.6%
Second lien debt	6.7%

100.0%

The following table shows the pro forma combined core portfolio composition by geographic region of the United States at cost and fair value as a percentage of total core portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	September 30, 2009
Southwest	42.0%
West	34.5%
Southeast	14.2%
Midwest	5.8%
Northeast	3.5%

100.0%

Fair Value:	September 30, 2009
Southwest	50.8%
West	30.7%
Southeast	8.0%
Midwest	6.1%
Northeast	4.4%

100.0%

The core portfolio investments of both Main Street and MSC II are generally in lower middle-market companies conducting business in a variety of industries. Set forth below are tables showing the composition of the pro forma combined core portfolio investments by industry at cost and fair value:

Cost:	September 30, 2009
Industrial equipment	14.0%
Custom wood products	10.6%
Professional services	9.6%
Retail	8.5%
Electronics manufacturing	7.2%
Metal fabrication	6.7%
Mining and minerals	6.3%
Transportation/Logistics	6.0%
Precast concrete manufacturing	5.6%
Restaurant	4.5%
Industrial services	4.4%
Agricultural services	3.7%
Manufacturing	3.1%
Health care services	3.0%
Health care products	2.3%
Governmental services	1.6%
Equipment rental	1.4%
Infrastructure products	0.9%
Information services	0.5%
Distribution	0.1%

100.0%

Fair Value:	September 30, 2009
Professional services	11.1%
Metal fabrication	10.5%
Retail	8.9%
Custom wood products	8.2%
Precast concrete manufacturing	7.5%
Industrial equipment	7.2%
Transportation/Logistics	6.8%
Electronics manufacturing	6.6%
Health care services	6.5%
Industrial services	6.1%
Restaurant	5.3%
Agricultural services	5.2%
Manufacturing	3.3%
Health care products	2.5%
Governmental services	1.9%
Equipment rental	1.5%
Information services	0.4%
Distribution	0.3%
Infrastructure products	0.2%

100.0%